May 2022 Exhibit 99.2

Certain statements in this presentation and the accompanying oral commentary are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this presentation, including statements regarding our future financial condition, technology platform, development strategy, prospective products, pipeline and milestones, regulatory objectives, expected payments from and outcomes of collaborations, and likelihood of success, are forward-looking statements. Such statements are predictions only and involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include, among others, the costs, timing and results of clinical trials and other development activities; the uncertainties inherent in the initiation and enrollment of clinical trials; the uncertainties associated with the COVID-19 pandemic; the unpredictability of the timing and results of regulatory submissions and reviews; market acceptance for approved products and innovative therapeutic treatments; competition; the possible impairment of, inability to obtain and costs of obtaining intellectual property rights; and possible safety or efficacy concerns, general business, financial and accounting risks and litigation. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events.  More information concerning AVITA Medical as well as the aforementioned risks and uncertainties is available in our public filings with the U.S. Securities and Exchange Commission, including our most recent Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, and our most recent Transition Report on Form 10-KT period from July 1, 2021 to December 31, 2021. We are providing this information as of its date and do not undertake any obligation to update or revise it, whether as a result of new information, future events or circumstances or otherwise, except as required by law. Additional information may be available in press releases or other public announcements and public filings made after the date of this presentation. AVITA Medical’s products are Rx only. Please reference the Instructions for Use for more information on indications, contraindications, warnings, precautions and adverse events.  In the United States, RECELL® is approved for use in patients suffering acute thermal burns. Use of RECELL in other patient populations is either prohibited by United States law or may be made available pursuant to a relevant investigational device exemption granted by the FDA (and likewise limited by United States law to investigational use only). Legal Disclaimers

RECELL® System: FDA approved for the treatment of acute thermal burns Proprietary Spray-On SkinTM offers life changing benefits Point of care technology that is safe & effective Published health economic model demonstrating hospital cost savings Deep scientific and clinical pedigree 2 randomized controlled trials + and 1st PMA in burns in > 20yrs >15,000 patients, >330 publications and presentations Ongoing platform expansion: Multi-billion U.S. market opportunity Platform technology with numerous adjacent applications PMA label expansion underway with two (2) pivotal studies ongoing with enrollment completed Proof of concept established for cell-based gene therapy and aesthetics Transforming Lives with Skin Regeneration * In the US, RECELL is approved for acute thermal burns in patients > 18 years ((“ATB”) only (see www.avitamedical.com)). Use of RECELL in other indications is either (1) limited by United States law to investigational use; or (2) otherwise prohibited. Revolutionary treatment using a patient’s own skin for life-changing outcomes

One Platform. Endless Possibilities. In the U.S., RECELL is approved for acute thermal burns. Use of RECELL in other indications is either (1) limited by United States law to investigational use; or (2) otherwise prohibited. RECELL enables regeneration of healthy skin Patch of healthy skin removed from patient Healthy skin processed using the RECELL System Autologous skin cells are sprayed on patient RECELL delivers healthy skin cells Free cells modulate and catalyze the healing process Technology platform benefits a wide array of skin defects and wounds irrespective of etiology Vitiligo Burns / Scalds Scar Revision Infectious Disease Regenerative Dermatology Trauma Chronic Wounds Cancer Reconstruction Genodermatoses SKIN RESTORED

Value Creation

Recent Key Accomplishments

- First Quarter 2022 Revenue Growth of +61% YoY
- FDA Approval of New "Ease of Use" RECELL Device
- Vitiligo Pivotal Trial: Enrollment Complete
- Soft Tissue Pivotal Trial: Enrollment Completed
- TPT Payment Created by CMS for Hospital Outpatient Setting
- PMDA Approval of Burns in Japan
- Initial Proof of Concept for EB and Rejuvenation (Delivery of Modified Skin Cells in Suspension)

Projected Key Milestones

Milestone	Timing
Launch of New "Ease of Use" RECELL Device	Q2 '22
FDA Meeting Regarding IND Enabling Studies (EB & Rejuvenation)	H2 '22
Reimbursement & Launch of Burns in Japan	H2 '22
Top Line Results and Vitiligo FDA Submission / Vitiligo Commercial launch	H2 '22 / H2 '23
Top Line Results and Soft Tissue FDA Submission / Soft Tissue Commercial Launch	H2 '22 / H2 '23

Quarters referenced in calendar year. As of January 1, 2022 Avita Medical is reporting on a calendar year basis.

5

Development Pipeline and Growth Potential

Innovation New Device: Improved Ease of Use New Device: Fully Automated INDICATION DISCOVERY FEASIBILITY PIVOTAL APPROVAL LAUNCH Regenerative Therapeutics – Wounds & Dermatology (Current Platform) Acute Thermal Burns (U.S.) RECELL® Japan Vitiligo (U.S.) Soft Tissue Reconstruction (U.S.) Early-Stage Research Programs Epidermolysis Bullosa Rejuvenation Focused Pipeline with Strong Growth Potential In the U.S., RECELL is approved for acute thermal burns. Use of RECELL in other indications is either (1) limited by United States law to investigational use; or (2) otherwise prohibited. CONCEPT DESIGN APPROVAL SUBMISSION Focused Effort on Business Development to Supplement Pipeline LAUNCH T ENROLLMENT COMPLETE ENROLLMENT COMPLETE ENROLLMENT COMPLETE

EXISTING PLATFORM NEW PLATFORMS: CELL BASED GENE THERAPY > $22 Billion in Combined TOTAL ADDRESSABLE MARKET Market Opportunity of Pipeline Exceeds $22 Billion Skin cells are genetically modified ~$6.8B Opportunity ~$15.8B Opportunity Burns Soft Tissue Vitiligo Epidermolysis Bullosa $ $ $ $ $

Current Platform: Efficacy is Well Demonstrated Highly De-risked Pipeline with >15,000 Patients Treated Globally In the U.S., RECELL is approved for acute thermal burns. Use of RECELL in other indications is either (1) limited by United States law to investigational use; or (2) otherwise prohibited. Patients (in Published Studies) Number of Publications & Presentations ACUTE WOUNDS (Including Thermal Burns) 1,839 255 DEFECTS/ VITILIGO 453 58 CHRONIC WOUNDS 143 19 A Common Goal: Full Skin Restoration (Re-epithelialization and Re-pigmentation) PRODUCT IS WELL STUDIED

Thermal Burns: U.S. Target Market Expanded to Include Small Burns and Outpatient

Patient Funnel and Addressable Market


~486K
PATIENTS
Total Annual Burns in the U.S.
>$600 Million TAM
~80K
PATIENTS
Severe Burns (as defined as burns > 5% Body Surface Area that may require grafting)
~$260 Million SAM
~25K
PATIENTS
Target: Severe Burns Treated at Burn Centers (Both In and Outpatient)

Outpatient Pass Through Code Opens Doors to Small Burns and Expands Serviceable Market Opportunity

U.S. RECELL Commercial Sales Since Approval


8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
($ 000s)
Dec '18
Mar '19
Jun '19
Sep '19
Dec '19
Mar '20
Jun '20
Sep '20
Dec '20
Mar '21
Jun '21
Sept '21
Dec '21
Mar '22
Quarter Ended

10

AVITA will ensure broad commercial payer acceptance & coverage before pursuing a full commercial launch This is a Medicare specific code, which we estimate covers ~ 15% of patient lives C1832: Autograft suspension, including cell processing and application, and all system components Code provides additional payment which offsets the cost of the device for Medicare beneficiaries over a 2-3 year period before converting to a permanent code New C-Code Provides Additional Payment in the Outpatient Setting The New Code is not Indication (Burns) Specific and Lays the Foundation for Growth in Soft Tissue The Centers for Medicare and Medicaid Services (CMS) created a new technology Transitional Pass-Through (TPT) Payment - C Code for billing RECELL devices when used in procedures performed in the hospital outpatient and ambulatory surgery center (ASC) settings as of Jan 1 2022

New Ease of Use Device Now FDA Approved * Market Research March 2020 HCPs Only 1 Set of Hands Required in the Sterile Field; Steps Reduced By 33% Reduced number of steps New Device Simplified Process Improved Usability 94% of surveyed users of the RECELL System believe it will reduce their workload/allow them to perform other duties*

FDA Approval in Pediatric Full-Thickness & Larger Burns

FEWER PROCEDURES REQUIRED FOR DEFINITIVE CLOSURE VS CONVENTIONAL AUTOGRAFT[1]



3.6
1.6
NBR Control
RECELL
5.9
2.4
NUMBER OF TREATMENTS
NUMBER OF TREATMENTS

Pediatric Patients

56% fewer mean procedures with RECELL (N=284) $p < 0.0001$

Adults with >50% TBSA

60% fewer mean procedures with RECELL (N=318) $p < 0.0001$



~25% of all burns occur in children

80% of RECELL Customers Stated that these New Label Enhancements Will Positively Impact Their Usage of RECELL*

1. Instructions for Use. RECELL® Autologous Cell Harvesting Device
2. NBR – National Burns Repository

* N = 41, "will significantly or somewhat impact RECELL usage"

13

Approval of Burns Received in Japan

avita medical

BACKGROUND

AVITA Commercial Partner:

COSMOTEC, an M3 Company

INDICATION: Burns

Soft Tissue and Vitiligo to Follow Based on U.S. Pivotal Clinical Data

LAUNCH:

Following Ministry of Health, Labour, and Welfare (MHLW) decision on reimbursement pricing, anticipated Q4 2022

PATIENT FUNNEL - BURNS ADDRESSABLE MARKET


~250,000
PATIENTS
Incidence of Burns Needing Medical Treatment in Japan
~6,000
PATIENTS
Severe Burns (defined as hospital admissions of burns that may require grafting)
~1,400
PATIENTS
Target: Severe Burns Treated at Burn Centers

Reimbursement and Commercial Launch Anticipated in Q4 2022

Furue M, Yamazaki S, Jimbow K, Tsuchida T, Amagai M, Tanaka T et al. Prevalence of dermatological disorders in Japan: a nationwide, cross-sectional, seasonal, multi-center, hospital-based study. J Dermatol. 2011 April; 38(4):310-20, Japan Health System Review, 2018. Additional estimates based on data from 2016 JSBI National Burns Repository, https://injuryprevention.bmj.com/content/26/Suppl_2/i36#F2 and Cosmotec estimates

14

Vitiligo: High Unmet Need, No FDA-Approved Products Advances in Vitiligo: An Update on Medical and Surgical Treatments. A. Dillon, et al. J Clin Aesth Derm. 2017. Willingness-to-Pay and Quality of Life in Patients with Vitiligo. Radtke, et al. BJD. 2009. SIGNIFICANT UNMET NEED Up to 2% of the population affected Vitiligo impacts quality of life (QoL) – 25% of patients with vitiligo reported a DLQI >10, which indicates severe QoL reductions, compared with 34% in psoriasis patients No FDA-approved medical treatments; extremely low patient and physician satisfaction with existing products In the U.S., RECELL is approved for acute thermal burns. Use of RECELL in other indications is either (1) limited by United States law to investigational use; or (2) otherwise prohibited. OPPORTUNITY ESTIMATION Concentrated HCP base: Estimating <1,000 procedural dermatologists and plastic surgeons with interest in treating vitiligo SAM $750 Million TAM $5.2 Billion 4.5M (range 3-6.5 million) TOTAL MARKET 1.3M TOTAL ADDRESSABLE MARKET SERVICEABLE AVAILABLE MARKET 188K Estimated number of eligible patients at target call points Prevalence of Vitiligo in the United States

Blinded, Randomized, Study Evaluating RECELL for Repigmentation of Stable Vitiligo Vitiligo Study Enrollment Complete In the United States, RECELL is not approved for treatment of vitiligo. Patient from a Prior Study at 6 MONTHS RECELL-treated area was 100% re-pigmented RECELL treated Negative Control Komen L, Vrijman C, Tjin EP, Krebbers G, de Rie MA, Luiten RM, van der Veen JW, Wolkerstorfer A. Autologous cell suspension transplantation using a cell extraction device in segmental vitiligo and piebaldism patients: a randomized controlled pilot study. Journal of the American Academy of Dermatology. 2015 Jul;73(1):170-2. FDA Submission Expected in H2 ’22 with Approval in H2 ’23 Number of Subjects POTENTIAL RECELL BENEFITS For Stable Vitiligo: Segmental & Non-Segmental Durable: One-time treatment ENROLLMENT COMPLETE

RECELL Case: Repigmentation of the Nipple-Areola Complex

Before RECELL®


(A)

12 months After RECELL®


(B)

- 23 year old female with vitiligo.
- Donor skin was harvested from adjacent unaffected areas.
- Depigmented epidermis was removed using dermabrasion.
- The cellular suspension was then sprayed on both the recipient and donor areas (expansion ratio ranged from 1:20-1:40).

Established Track Record in Vitiligo: 1,000 patients treated internationally & 12 peer-reviewed publications showing positive outcomes

Yu et al. Repigmentation of nipple-areola complex after RECELL® treatment on breast vitiligo. Journal of Cosmetic Dermatology, 2021
In the United States, RECELL is not approved for use with patients suffering vitiligo.

17

Soft Tissue Repair Will Expand the Burns Business to Encompass All Acute Wounds In the U.S., RECELL is approved for acute thermal burns. Use of RECELL in other indications is either (1) limited by United States law to investigational use; or (2) otherwise prohibited. In the United States, RECELL is not approved for use in pediatrics. Use of RECELL in this case was performed internationally where the indication is approved. >4.5M patients TOTAL MARKET >140K TOTAL ADDRESSABLE MARKET SERVICEABLE AVAILABLE MARKET >65K patients patients RECELL eligible procedures at high volume sites RECELL eligible trauma procedures OPPORTUNITY ESTIMATION SAM $450 Million TAM $1 Billion Open wounds presented at the Emergency Department Poster: Use of regenerative suspension in the treatment of a complex de-gloving injury. Ian M Smith, Female, pregnant 28-year-old who suffered from a de-gloving Injury POST DEBRIDEMENT OF INJURY 6 MONTH POST-RECELL TREATMENT

Early Completion of Soft Tissue Reconstruction Trial

avita medical

Clinical trial demonstrates use of less donor skin without compromising healing outcomes relative to conventional autografting



RECELL® Soft Tissue Study
N=65
Number of Sites Enrolling
Number of Subjects
20
18
16
14
12
10
8
6
4
2
0
70
60
50
40
30
20
10
0
ENROLLMENT COMPLETE
COVID19 IMPACT
1
1
2
6
19
32
48
65
Mar '20
Jun '20
Sep '20
Dec '20
Mar '21
Jun '21
Sept '21
Jan '21

FDA Submission Expected in H2 '22 with Approval in H2 '23

Patient treated for necrotizing fasciitis


TREATMENT DAY


1 YEAR POST-RECELL TREATMENT

Photos courtesy of Kevin Foster, Valleywise Health Medical Center

In the U.S., RECELL is approved for acute thermal burns. Use of RECELL in other indications is either (1) limited by United States law to investigational use; or (2) otherwise prohibited.

19

Soft Tissue Synergies with Current Commercial Burn Focus

avita medical

Expanded Acute Wounds Sales Team Will Target a Total of 366 Centers

~50% of Burn Centers are also Level 1 / Level 2 Trauma Centers



136 Burn Centers
(Current Target)
+230 High Volume Trauma Centers
(Future Expansion)

Reimbursement in Place
Able to leverage existing CPT & Outpatient C Code

Same Treatment Protocol to Burns
Consistent treatment protocol across acute injuries

Same Unmet Needs as Burns
Reduction of donor site morbidity & donor site requirements are top unmet needs

Large opportunity that leverages existing burns infrastructure

In the U.S., RECELL is approved for acute thermal burns. Use of RECELL in other indications is either (1) limited by United States law to investigational use; or (2) otherwise prohibited. In the United States, RECELL is not approved for use in pediatrics. Use of RECELL in this case was performed internationally where the indication is approved.

20

RECELL in Genetic Skin Defects and Rejuvenation CURRENT PLATFORM FUTURE PLATFORM Treatment using RECELL for harvesting and direct reintroduction of the patient’s own healthy skin cells RECELL as a platform for treatment using the patient’s corrected skin cells Patch of healthy skin removed from patient Healthy skin processed using the RECELL System Autologous skin cells are sprayed on patient Skin processed using the RECELL System Patch of skin removed from patient Enhanced autologous skin cells are reintroduced to patient Gene editing for debilitating orphan skin disorder Molecular reversal of aging for skin rejuvenation Skin cells are genetically modified In the U.S., RECELL is approved for acute thermal burns. Use of RECELL in other indications is either (1) limited by United States law to investigational use; or (2) otherwise prohibited.

Cell and Gene Therapy Development Activity Program Objective: Optimize Spray-On Skin™ Cells with modified skin cells and establish IND-readiness Proof of Concept FDA Interaction IND-enabling Studies First-in-human (IND) Four key steps

Sizeable Market Opportunity Estimated in EB, Given Orphan Pricing Potential

avita medical

OPPORTUNITY ESTIMATION

25-50,000 people — US Prevalence of Epidermolysis Bullosa

1980 patients — US Prevalence of Dystrophic EB (DEB)[1]

TOTAL ADDRESSABLE MARKET **990** patients — Patients with RDEB sub-type[2]

TAM $840 Million

POTENTIAL COMPETITIVE ADVANTAGES

- Suspension is potentially more cost effective to generate, transport and apply vs cultured sheet grafts
- iPSC-based technology enables banking of cells for future treatments
- *Ex vivo* gene editing of skin cells has a safety advantage over *in vivo* gene therapeutics

~$840M target US market opportunity, assuming $850,000[4] per patient / treatment

1. Has et al, "Consensus reclassification of inherited epidermolysis bullosa and other disorders with skin fragility." Br J of Dermatology. 2020. Range 1,100-2,500. 2. DEB prevalence estimated as 6/million. RDEB estimated to be approximately half of DEB prevalence = 3/million. Range: 1.35- 8/million. Fine et al, "Epidemiology of Inherited Epidermolysis Bullosa…" JAMA, 2016. 3.. Luxturna (gene therapy for a rare, inherited retinal disease that can lead to blindness) was priced at $850,000 for a population between 1000-2000 patients in US. Zolgensma for spinal muscular atrophy is priced at $2.1 million

23

100 µm Skin Regeneration from Corrected Autologous Skin Cell Suspension Immunocompromised mouse model Full-thickness injury created Recapitulated human dermis Application of corrected cells Correction of RDEB Single-Site Mutation In Vivo Evaluation of Gene-corrected Skin Cells New, healthy skin regenerated from iPSCs Successful reverse-differentiation (induced pluripotency) and gene correction of Recessive Dystrophic Epidermolysis Bullosa (RDEB) Skin Cells Image courtesy of Gates Center for Regenerative Medicine, University of Colorado

Exploring Cell-Based Gene Therapy for Epidermolysis Bullosa

THE CHALLENGE



DEBILITATING
Skin fragility, disability, cancer

HIGH UNMET NEED
No FDA-approved treatment, only palliative measures

COST BURDEN
Care of $200K-$500K per year per patient

THE OPPORTUNITY

CURATIVE: Technology for precise correction of genetic defect & banking for future use (vs ameliorating symptoms)

EFFICIENT: Suspension-based approach eliminates growth & transport of fragile skin sheets

CONVENIENT: Suspension-based product simplifies application onto patient wounds (vs surgical anchoring of epidermal sheets which can result in issues with "take rates")

In the U.S., RECELL is approved for acute thermal burns. Use of RECELL in other indications is either (1) limited by United States law to investigational use; or (2) otherwise prohibited.

25

Reverse Aging of Skin Cells Derived using the RECELL Device 2 hrs 24 hrs Successful delivery of mRNA-hTERT & expression in Skin Cells Derived from RECELL Skin cells harvested from RECELL Device Telomerase Point-of-Care hTERT modification Immunocompromised mouse model Full-thickness injury created Recapitulated dermis containing human fibroblasts Application of modified human cells In Vivo Evaluation of mRNA-hTERT Modified Skin Cells On-going Characterization Data and image courtesy of Houston Methodist Research Institute, Houston, TX Reversal of fibroblast senescence Collagen & elastin markers Time to re-epithelialization 400 µm A Reverse-aged Human skin cells 400 µm A A Reverse-aged Human skin cells

Exploring Novel RNA-Based Approach for Rejuvenation

avita medical



HOUSTON Methodist LEADING MEDICINE

- **Patented RNA technology** for delivery of telomerase enzyme to aged cells
- **Demonstrated reversal of aging** and return of functionality in cells of progeria patients (human model of accelerated aging)

avita medical

- Patented and proprietary **Spray-On Skin™ Cells technology and device (RECELL)**
- **Expertise in skin** regeneration, including in preclinical models
- Strong track record and expertise in clinical development and commercialization

Patient Funnel and Addressable Market

~8.3M
PEOPLE/Yr
People Who Underwent Facial Aesthetic Procedures Aimed at Improving Skin Tightness, Texture & Evenness in Skin Tone [1]

~1M
PATIENTS/Yr
Target: People Who Undergo Aggressive Facial Lifting & Tightening Procedures[2]

$15 Billion TAM

Sponsored research exploring use of telomerase for molecular reversal of skin cell aging

*1. 2020 Plastic Surgery Statistics Report, 2. 2020 Plastic Surgery Statistics Report (Defined as Facelifts, Ablative Laser, Dermabrasion, Non-Surgical Skin Tightening)
In the U.S., RECELL is approved for acute thermal burns in patients > 18 years. Use of RECELL in other indications is either (1) limited by United States law to investigational use; or (2) otherwise prohibited.

27

Corporate

Financial Overview 1. RCEL as 2/25/2022 NASDAQ ticker symbol: RCEL ASX ticker symbol: AVH Analysts Matt O'Brien, Piper (U.S.) Josh Jennings, Cowen (U.S.) Ryan Zimmerman, BTIG (U.S.) Chris Kallos, MST (AUS) John Hester, Bell Potter (AUS) Shane Storey, Wilsons (AUS) Brooks O’Neil, Lake Street (U.S.) Lyanne Harrison, BofA Global Research (AUS) Shane Ponraj, MorningStar (AUS) (USD in $000s) 12 Months Ended June 30 Unaudited 12 Months Ended December 31 Unaudited 12 Months Ended March 31 2018 2019 2020 2021 2020 2021 2021 2022 Commercial Sales 929 5,474 14,263 21,483 17,918 25,091 4,622 7,446 BARDA Sales - - - 7,749 - 7,934 4,143 93 Total Revenue 929 5,474 14,263 29,232 17,918 33,025 8,765 7,539 Gross Profit 383 4,203 11,290 23,283 14,660 26,921 6,619 5,761 BARDA Income 7,734 5,921 3,926 2,055 2,534 1,590 570 734 Cash, Cash Equivalents & Marketable Securities 10,986 20,174 73,639 110,746 59,765 104,852 114,879 95,054

A Global Total of 19 Granted Patents & 23 Pending Applications

avita medical

ROBUST PROTECTION ACROSS PATENT FAMILIES	
Cell Suspension Preparation Technique and Use	Commercial RECELL device, composition of matter, and associated methods of use
Cell Suspension And Use Thereof	Method of preparing cell suspension with exogenous agent to promote wound healing
Systems and Methods for Tissue Processing and Preparation of Cell Suspension Therefrom	Automated system for preparing cell suspension and method of production
Devices, Methods, and Kits for Preparing a Cell Suspension	All-in-one RECELL kit, system, and associated method of use
Methods and Systems for Identifying a Cell Suspension with Therapeutic Potential and Related Compositions	Methods and systems for validating the use of a cell suspension for administration to a patient
Regenerative Bioactive Suspension Derived From Freshly Disaggregated Tissue	Cell-free supernate form of RES, which has standalone regenerative activity

EXPANDING PORTFOLIO TO SUPPORT CURRENT AND FUTURE INDICATIONS

- Next Generation RECELL devices to improve ease of use in burns and pipeline indications
- Potential to license patented technology for telomerase mRNA that has the potential to reverse aging of skin cells
- Potential to license technologies for suspension-based delivery of genetically modified cells, with applications to genetic skin disorders

Robust and Expanding Patent Estate: Expiration through 2040

AVITA Medical owns granted patents in USA, China, Japan, Australia, France, Germany, Italy, Spain, United Kingdom, Brazil and Hong Kong, as well as pending patent applications in USA, China, Canada, EPO, Brazil, and Hong Kong.

30

AVITA Leadership Team Dr. Michael S. Perry CEO >30 years experience Affiliations: Michael Holder CFO  >30 years experience Affiliations: Donna Shiroma General Counsel >20 years experience Affiliations: Andrew Quick CTO >25 years experience Affiliations: Kathy McGee COO >25 years experience Affiliations: Erin Liberto CCO >20 years experience Affiliations:

Value Creation

Recent Key Accomplishments

- First Quarter 2022 Revenue Growth of +61% YoY
- FDA Approval of New “Ease of Use” RECELL Device
- Vitiligo Pivotal Trial: Enrollment Complete
- Soft Tissue Pivotal Trial: Enrollment Completed
- TPT Payment Created by CMS for Hospital Outpatient Settings
- PMDA Approval of Burns in Japan
- Initial Proof of Concept for EB and Rejuvenation (Delivery of Modified Skin Cells in Suspension)

Projected Key Milestones

Milestone	Timing
• Launch of New “Ease of Use” RECELL Device	Q2 ’22
• FDA Meeting Regarding IND Enabling Studies (EB & Rejuvenation)	H2 ’22
• Reimbursement & Launch of Burns in Japan	H2 ’22
• Top Line Results and Vitiligo FDA Submission / Vitiligo Commercial launch	H2 ’22 / H2 ’23
• Top Line Results and Soft Tissue FDA Submission / Soft Tissue Commercial Launch	H2 ’22 / H2 ’23

Quarters referenced in calendar year. As of January 1, 2022 Avita Medical is reporting on a calendar year basis.

32

There are numerous risk factors involved with the Company’s business. Some of these risks can be mitigated by the use of safeguards and appropriate systems and controls, but some are outside the control of the Company and cannot be mitigated. Accordingly, an investment in the Company carries no guarantee with respect to the payment of dividends, return of capital or price at which securities will trade. The following is a summary of the more material matters to be considered. However, this summary is not exhaustive. Potential investor should consult their professional advisors before deciding whether to invest. Technological Change: Technological change presents the Company with significant opportunities for growth. However, the risk remains that any competitor may introduce new technology enabling it to gain a significant competitive advantage over the Company. Reliance on key personnel: The Company's success depends to a significant extent upon its key management personnel, as well as other management and technical personnel including sub-contractors. The loss of the services of any such personnel could have an adverse effect on the Company. Competition: The Company competes with other companies in the United States as well as in Australia and internationally. Some of these companies have greater financial and other resources than the Company and, as a result, may be in a better position to compete for future business opportunities. There can be no assurance that the Company can compete effectively with these companies. Patent Protection: The patent protection that the Company may obtain varies from product to product and country to country and may not be sufficient, including to maintain product exclusivity. Patent rights are also limited in time and do not always provide effective protection for products and services: competitors may successfully avoid patents through design innovation, the Company may not hold sufficient evidence of infringement to bring suit, or the infringement claim may not result in a decision that the rights are valid, enforceable or infringed. Legislation or regulatory actions subsequent to the filing date of a patent application may affect what an applicant is entitled to claim in a pending application and may also affect whether a granted patent can be enforced in certain circumstances. Laws relating to biotechnology remain the subject of ongoing political controversy in some countries. The risk of changed laws affecting patent rights is generally considered greater for the biotechnology field than in other longer established fields. Change in government policy and legislation: Any material adverse changes in relevant government policies or legislation of Australia / United States may affect the viability and profitability of the Company, and consequent returns to investors. The activities of the Company are subject to various federal, state and local laws governing prospecting, development, production, taxes, labor standards and occupational health and safety, and other matters. Risk Factors and Disclosures

INDICATIONS FOR USE: The RECELL® Autologous Cell Harvesting Device is indicated for the treatment of acute thermal burn wounds. The RECELL device is used by an appropriately-licensed healthcare professional at the patient’s point of care to prepare autologous RES® Regenerative Epidermal Suspension for direct application to acute partial-thickness thermal burn wounds in patients 18 years of age and older or application in combination with meshed autografting for acute full-thickness thermal burn wounds in pediatric and adult patients. . CONTRAINDICATIONS: RECELL is contraindicated for: the treatment of wounds clinically diagnosed as infected or with necrotic tissue, the treatment of patients with a known hypersensitivity to trypsin or compound sodium lactate (Hartmann’s) solution, patients having a known hypersensitivity to anesthetics, adrenaline/epinephrine, povidone-iodine, or chlorhexidine solutions. WARNINGS: Autologous use only. Wound beds treated with a cytotoxic agent (e.g., silver sulfadiazine) should be rinsed prior to application of the cell suspension. RECELL is provided sterile and is intended for single-use. Do not use if packaging is damaged or expired. Choose a donor site with no evidence of cellulitis or infection and process skin immediately. A skin sample should require between 15 and 30 minutes contact with Enzyme. Contact in excess of 60 minutes is not recommended. RECELL Enzyme is animal derived and freedom from infectious agents cannot be guaranteed. PRECAUTIONS: RECELL is not intended for use without meshed autograft for treatment of full-thickness burn wounds. The safety and effectiveness of RECELL without meshed autograft have not been established for treatment of partial-thickness burn wounds: on the hands and articulating joints, >320 cm2, in patients with wounds totaling >20% total body surface area (TBSA). The safety and effectiveness of RECELL with autografting have not been established for treatment of full-thickness burn wounds: on the hands and articulated joints, and in patients younger than 28 days of age (neonates). SPECIAL PATIENT POPULATIONS: The safety and effectiveness of RECELL have not been established for treatment of acute thermal partial-thickness burn wounds in pediatric patients younger than 18 years of age. Important Safety Information

Revolutionary treatment using a patient’s own skin for life-changing outcomes In the U.S., RECELL is approved for acute thermal burns. Use of RECELL in other indications is either (1) limited by United States law to investigational use; or (2) otherwise prohibited.

1 HARVEST INCUBATE RINSE DISAGGREGATE FILTER APPLY RECELL Process For Autologous Cell Harvesting and Application 2 3 4 5 6

RECELL Spray-On Skin™
Treats 80cm^2 of Skin from a 1cm^2 Biopsy

avita medical

AUTOLOGOUS
Cell Harvesting Device that delivers Spray-On Skin Cells within 30 minutes at the point of care

COMPLETE
Full range of skin cell types with re-pigmentation

ACTIVATED
Fresh (non-cultured cells) with the "free edge healing cascade"

SAFE & EFFECTIVE
2 randomized controlled trials supporting PMA
1st PMA burn product approval ~20 yrs
10K+ patients worldwide
>150 peer reviewed articles

DONOR SPARING
Treatment area = 80x donor area (credit card size skin sample can treat an entire adult back)

PUBLISHED HEALTH ECONOMIC DATA
Demonstrating significant savings to the health care system


SPLIT-THICKNESS SKIN GRAFT DONOR SITE
RECELL DONOR SITE

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Published in JBCR and Presented at ABA Published in Burns and Presented at ABA Pivotal Trial #1 (101 Patients) RECELL (alone) versus SoC (STSG) in Second-Degree Burns Pivotal Trial #2 (31 Patients) RECELL (with widely expanded graft) versus STSG in Third-Degree Burns Significant Drop in Donor Skin Requirement 250 200 150 100 50 0 p<0.001 Control Mean Donor Area (cm2) 97.5% Reduction Decrease in donor site pain and scarring Significantly less donor site pain (p≤0.0025) Significantly better donor site appearance (p≤0.0025) Significantly reduced donor site scarring (p≤0.0025) Significantly greater incidence of donor-site healing at two weeks (p<0.001) Less Requirement for Donor Skin Robust outcomes despite less donor skin RECELL System achieved definitive closure comparable to Standard of Care with significantly less donor skin At eight weeks post treatment, 92% of the burn sites treated with the RECELL System achieved complete healing versus 85% for the sites treated with the standard of care 0.8 0.6 0.4 0.2 0.0 Control Donor requirement per cm2 treatment area 32% Reduction p<0.001 Dual multi-center, randomized, controlled premarket approval studies 1st Premarket Approval Treatment in Burns in 20 Years Comparable healing and long-term outcomes for burn sites with significantly less donor skin required

RECELL “Free Edge” Advantage Healing Process without RECELL Free edge limits signaling to wound boundary (i.e. outside → in) Healing Process with RECELL Spray-On Skin Cells signal from within the wound (i.e. inside → out)

Skin Injury Framework Wound Depth Superficial Wound Superficial Partial Thickness Wound Full Thickness Wound Deep Partial Thickness Wound 1st degree 2nd degree 2nd degree 3rd degree TARGET INJURY Wound Size 0-9.9%* 10-19.9% 20-29.9% 30-39.9% 40%+ Total Body Surface Area (TBSA) Affected Small / Partial Thickness ← Results / Experience ← Large / Full Thickness Adoption Trajectory For more information on RECELL’s indication for use, please go to www.recellsystem.com.

Published Health Economic Model: Demonstrates Patient and Health Care System Benefits

avita medical

RECELL saves the hospital money in in-patient scenarios where the burn is 10% Total Body Surface Area (TBSA) or greater

Transforming Care

Can reduce costs and accelerate recovery by decreasing the number of painful procedures and length of stay in hospital


30%
Reduction in Length of Stay (LOS)¹
35%
Fewer Procedures²
30%
Cost Savings²

Fewer procedures and faster healing times get patients home more quickly

Reduced donor site size and greater meshing ratio enables permanent closure with fewer invasive autograft procedures

Shorter and fewer procedures, decreased length of stay, and reduced resource use translates into burn center savings

VALIDATED MODEL

- 21 abstracts on RECELL health economics since launch
- 17+ Burn Centers contributing to the RECELL abstracts and publications
- Two publications
- Customized Budget Impact calculator
- Leader of health economics in burns

1. Park JH, Heggie KM, Edgar DW, Bulsara MK, Wood FM. Does the type of skin replacement surgery influence the rate of infection in acute burn injured patients? Burns 2013;39:1386-90. https://doi.org/10.1016/j.burns.2013.03.015
2. Kowal, S., Kruger, E., Bilir, P. et al. Adv Ther (2019). https://doi.org/10.1007/s12325-019-00961-2

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